                                                                    EXHIBIT 10.5

                                                                  EXECUTION COPY


                            STOCK OPTION AGREEMENT

          STOCK OPTION AGREEMENT, dated as of June 7, 1996 (as hereafter amended, supplemented or otherwise modified, this "AGREEMENT"), among PANOLAM INDUSTRIES INTERNATIONAL, INC., a corporation organized and existing under the laws of the State of Delaware ("PANOLAM INTERNATIONAL") and a direct wholly owned subsidiary of Panolam Industries Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware ("PANOLAM HOLDINGS"); GENSTAR CAPITAL PARTNERS II, L.P., a limited partnership organized and existing under the laws of the State of Delaware ("GCP II"); CCFL SUBORDINATED DEBT FUND AND COMPANY, LIMITED PARTNERSHIP, a limited partnership organized and existing under the laws of the Province of Quebec ("CCFL"); DOMTAR INDUSTRIES INC., a corporation organized and existing under the laws of the State of Delaware ("DOMTAR U.S."); and CLAUDE P. ARCAND (together with GCP II, CCFL and Domtar U.S., the "PARENT STOCKHOLDERS");

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, the Parent Stockholders own, beneficially and of record, all of the issued and outstanding shares of capital stock of Panolam Holdings (the "PARENT SHARES");

          WHEREAS, Panolam International owns, beneficially and of record, all of the issued and outstanding shares of Panolam Industries Ltd., a corporation organized and existing under the laws of the Province of Ontario (the "COMPANY");

          WHEREAS, as a condition to the willingness of the Parent Stockholders to enter into certain transactions and agreements relating to the acquisition by Panolam Holdings and its subsidiaries, including Panolam International, of certain assets of Domtar Inc., a corporation organized under the federal laws of Canada, and Domtar U.S., the Parent Stockholders have required that Panolam International agree, and in order to induce the Parent Stockholders to enter into such transactions and agreements, Panolam International has agreed, to enter into this Agreement with respect to all shares of the Company now owned or hereafter acquired by Panolam International (the "OPTION SHARES");

          NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants hereinafter set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

          SECTION 1. GRANT. (a) Panolam International hereby grants to the Parent Stockholders and, upon the issuance thereof, the holders of any Parent Shares issued after the date hereof (collectively, the "GRANTEES") an irrevocable option (the "OPTION") to purchase the Option Shares at a purchase price per Option Share equal to the Per Share Amount (as defined below), net to Panolam International in cash, all in accordance with the terms of this Agreement.

          (b) For purposes of this Agreement, "PER SHARE AMOUNT" shall mean, as of any date of determination, US$1,000.00, divided by the total number of Option Shares outstanding on such date on a fully-diluted basis.

          SECTION 2. EXERCISE. (a) At any time from and after the date hereof to and including the tenth anniversary of the date hereof (the "EXPIRATION DATE") the holders of a majority of the Parent Shares (the "MAJORITY HOLDERS") may exercise the Option; provided, however, that so long as GCP II holds 20% or more of the outstanding Parent Shares, the Option may not be exercised unless GCP II is among the Majority Holders; provided further that so long as any amounts remain outstanding under (i) the credit agreement, dated as of the date hereof (as thereafter amended, supplemented or otherwise modified, the "SENIOR CREDIT AGREEMENT"), among the Company and Panolam Industries, Inc., a corporation organized and existing under the laws of the State of Delaware and an indirect wholly owned subsidiary of Panolam Holdings, as borrowers, Panolam Holdings, Panolam International, The Melamine Group, Inc., a corporation organized under the laws of the State of Oregon and an indirect wholly owned subsidiary of Panolam Holdings, and Melamine Decorative Laminates, Inc., a corporation organized under the laws of the state of Oregon and an indirect wholly owned subsidiary of Panolam Holdings, as guarantors, the Bank of Nova Scotia ("SCOTIABANK"), as agent for the lenders thereunder, and the other financial institutions party thereto, as lenders, (ii) the credit agreement, dated as of the date hereof (as thereafter amended, supplemented or otherwise modified, the "SUBORDINATED CREDIT AGREEMENT") between the Company and CCFL, (iii) the note, dated the date hereof (as thereafter amended, supplemented or otherwise modified, the "NOTE"), made by Panolam Holdings in favor of Domtar U.S., the Option may not be exercised.

          (b) In order to exercise the Option, the Majority Holders shall deliver written notice of their election to exercise the Option, substantially in the form attached hereto as Exhibit A (the "EXERCISE NOTICE"), to Panolam
                               ---------
International and to each Grantee (the "OTHER GRANTEES") not a party to such Exercise Notice.

          (c) Within 10 days of receipt of the Exercise Notice, Panolam International shall deliver to each Grantee unaudited financial statements of the Company for each complete fiscal year from the date hereof through the date of the Exercise Notice, together with copies of any additional financial information regarding the Company provided to CCFL during the immediately preceding 12-month period.

          (d) In order for each Other Grantee to join in the exercise of the Option, each such Other Grantee (together with the Majority Holders, the "EXERCISING HOLDERS")
shall, within 20 days of such Other Grantee's receipt of the Exercise Notice, deliver written notice of its election to join in the exercise of the Option, substantially in the form attached hereto as Exhibit B (a "PURCHASE NOTICE"), to
                                             ---------
Panolam International, each Majority Holder and each Other Grantee.

          (e) For purposes of this Agreement, (i) "PRO RATA SHARE" shall mean, with respect to each Grantee and as of the date of the Exercise Notice, that number of Option Shares equal to the product of (A) the total number of Option Shares then held by Panolam International and (B) a fraction, the numerator of which shall be the total number of Parent Shares then held by such Grantee, and the denominator of which shall be the total number of Parent Shares then issued and outstanding; and (ii) "ADDITIONAL PRO RATA SHARE" shall mean, with respect to each Exercising Holder and as of the date of the Exercise Notice, that number of Option Shares equal to the product of (A) the total number of Option Shares then held by Panolam International less the aggregate Pro Rata Shares of the
                                   ----
Exercising Holders and (B) a fraction, the numerator of which shall be the total number of Parent Shares then held by such Exercising Holder, and the denominator of which shall be the total number of Parent Shares then held by all of the Exercising Holders.

          SECTION 3. CLOSING. The closing of the purchase of the Option Shares (the "CLOSING") shall be held at the place and time specified in the Exercise Notice. At the Closing, Stockholder shall deliver to each Exercising Holder a certificate or certificates evidencing such Exercising Holder's Pro Rata Share, and such Exercising Holder's Additional Pro Rata Share, if any, of the Option Shares, and such Exercising Holder shall purchase each such Option Share from Panolam International for the Per Share Amount. Each such certificate shall be duly endorsed in blank or accompanied by stock powers duly executed in blank, in proper form for transfer and reasonably satisfactory to the Majority Holders, and shall be accompanied by evidence reasonably satisfactory to the Majority Holders, and shall be accompanied by evidence reasonably satisfactory to the Majority Holders of the payment of all applicable transfer taxes. All payments made by any Exercising Holder to Panolam International pursuant to this Section 3 shall be made by wire transfer in immediately available funds to a bank account specified by Panolam International in an amount equal to the aggregate purchase price of the Option Shares purchased thereby.

          SECTION 4. REPRESENTATIONS AND WARRANTIES OF PANOLAM INTERNATIONAL. The Company hereby represents and warrants as of the date hereof as follows:

          (a) ORGANIZATION AND AUTHORITY. Panolam International is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary power, capacity and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Stockholder and the consummation by Stockholder of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of the Stockholder.

          (b) AUTHORITY; NO CONFLICTS. The execution and delivery of this Agreement by Stockholder does not, and the performance of this Agreement by Stockholder will not, except as would not prevent Stockholder from performing its obligations under this Agreement and subject to compliance with the share transfer restrictions contained in the articles of incorporation of the Company,
(i) require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, domestic or foreign,
(ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Stockholder or by which any property or asset of Stockholder is bound or affected, or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance of any nature whatsoever on any property or asset of Stockholder or pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Stockholder is a party or by which Stockholder or any property or asset of Stockholder is bound or affected.

          (c) BINDING AND ENFORCEABLE. This Agreement has been duly executed and delivered by Panolam International and is a legal, valid and binding obligation of Panolam International, enforceable against Panolam International in accordance with its terms, subject to bankruptcy, insolvency, reorganization, arrangement, moratorium and other laws of general applicability relating to or affecting creditor's rights and to general principles of equity, whether considered in a proceeding at law or in equity.

          (d) TITLE TO THE SHARES. As of the date hereof, Panolam International is the record and beneficial owner of 1,000 class A common shares of the Company, which are all the issued and outstanding shares of the Company on the date hereof. Except for security interests, liens or other encumbrances created pursuant to the Senior Credit Agreement, the Subordinated Credit Agreement and the Note, Panolam International owns all such shares free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on Panolam International's voting rights, charges and other encumbrances of any nature whatsoever, and Panolam International has not appointed or granted any proxy, which appointment or grant is still effective, with respect to such shares. Upon the exercise of the Option and the delivery pursuant to Section 3 to the relevant Exercising Holder by Panolam International of a certificate or certificates evidencing such shares owned by Panolam International, such Exercising Holder will receive good, valid and marketable title to such shares, free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on such Exercising Holder's voting rights, charges and other encumbrances of any nature whatsoever.

          SECTION 5. ASSIGNMENT. Each Grantee may assign all or a portion of its rights under this Agreement; provided, however, that each such assignment shall
                             --------  -------
be to an assignee reasonably acceptable to Panolam Holdings and the parties to each such assignment shall execute and deliver to Panolam Holdings, for its acceptance and recording in its records, an assignment and acceptance, substantially in the form of Exhibit C hereto. Upon such execution, delivery, acceptance and recording, from
---------
and after the effective date specified in each assignment and acceptance (i) the assignee thereunder shall be a party hereto and, to the extent that rights hereunder have been assigned to it pursuant to such assignment and acceptance, have the rights of a Grantee hereunder and (ii) the assignor thereunder shall, to the extent that rights hereunder have been assigned by it pursuant to such assignment and acceptance, relinquish its rights under this Agreement (and, in the case of an assignment and acceptance covering all or the remaining portion of an assigning Grantee's rights under this Agreement, such Grantee shall cease to be a party hereto). Upon its receipt of an assignment and acceptance executed by an assigning Grantee and an assignee acceptable to Panolam Holdings, Panolam Holdings shall, if such assignment and acceptance has been completed and is in substantially the form of Exhibit C hereto, accept such assignment and
                          ---------
acceptance and record the information contained therein in its records.

          SECTION 6. NO THIRD PARTY BENEFICIARIES. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto (and the holders from time to time of Parent Shares) and their respective successors and assigns. Nothing in this Agreement, whether express or implied, is intended to or shall confer upon any person other than the parties hereto (and the holders from time to time of Parent Shares) and their respective successors and permitted assigns, any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

          SECTION 7. TERMINATION. This Agreement (a) may be terminated prior to the Expiration Date at the election of the holders of a majority of the Parent Shares from time to time outstanding or by resolutions duly adopted by the board of directors of Panolam Holdings and (b) shall terminate immediately upon Panolam Holdings becoming a Public Company (as defined in the stockholders' agreement, dated as of the date hereof, among the Parent Stockholders and Panolam Holdings (the "STOCKHOLDERS' AGREEMENT"); terms used and not otherwise defined herein are used herein as defined in the Stockholders' Agreement). Upon termination of this Agreement as provided in this Section 7, this Agreement shall forthwith become void and no party hereto shall have any rights or obligations hereunder.

          SECTION 8. STOCKHOLDERS' AGREEMENT. Prior to the exercise of the Option, the terms of the Stockholders' Agreement shall apply mutatis mutandis to the rights hereunder of the Grantees (and their respective successors and permitted assigns), and upon exercise of the Option, the terms of the Stockholders' Agreement shall apply mutatis mutandis to the Option Shares; provided, however, that in either case the holders of a majority of the then
--------  -------
outstanding Parent Shares acting in their sole discretion shall be entitled to amend, supplement or otherwise modify the terms of the Stockholders' Agreement as applied to the Grantees' rights hereunder or the Option Shares, as the case may be.

          SECTION 9. REMEDIES. The failure by any party hereto to comply in all material respects with each provision of this Agreement applicable thereto, or to fulfill in all material respects each of its obligations under this Agreement, will result in immediate and irreparable harm to the other parties hereto, which harm cannot be compensated adequately by recovery of damages alone. In the event of any such failure or threatened failure, the other parties hereto shall, in addition to any other rights or remedies available at law, in equity or otherwise, be entitled to temporary and permanent injunctive relief, specific performance and other equitable remedies.

          SECTION 10. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between or among the parties with respect to the subject matter hereof.

          SECTION 11. SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto (and the holders from time to time of Parent Shares) shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

          SECTION 12. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, or by courier service, cable, telecopy, telegram, or registered or certified mail (postage prepaid, return receipt requested) to the respective parties hereto (and holders from time to time of Parent Shares) at their addresses set forth on the signature pages to this Agreement or, in the case of holders of Parent Shares other than GCP II, at their addresses set forth in the stock transfer books of Panolam Holdings (or at such other address for a party hereto as shall be specified in a notice given in accordance with this Section
12).

          SECTION 13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS.

          SECTION 14. HEADINGS. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning, construction or interpretation of this Agreement.

          SECTION 15. COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

          SECTION 16. EXPENSES. All costs and expenses, including, without limitation, fees and disbursements of counsel, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party, or holders of Parent Shares, as the case may be, incurring such costs and expenses.

          SECTION 17. AMENDMENTS. This Agreement may not be amended, modified, supplemented or waived except by an instrument in writing signed by, or on behalf of, Panolam International and the Majority Holders; provided, however,
                                                           --------  -------
that Section 2(a) may not be amended, modified, supplemented or waived in any manner adverse to any creditor under the Senior Credit Agreement, the Subordinated Credit Agreement or the Note except by an instrument in writing signed by, or on behalf of, Scotiabank, CCFL or Domtar U.S., respectively.


             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                   PANOLAM INDUSTRIES
                                     HOLDINGS, INC.

                                   By:______________________________
                                      Name:
                                      Title:

                                   By:______________________________
                                      Name:
                                      Title:

                                    Metro Tower, Suite 1170
                                    950 Tower Lane
                                    Foster City, California 94404-2121
                                    Attention: Richard D. Paterson
                                    Telephone: (415) 286-2350
                                    Telecopy: (415) 286-2383

                                    GENSTAR CAPITAL
                                         PARTNERS II, L.P.

                                    By Genstar Capital LLC,
                                       as general partner

                                    By:______________________________
                                       Name:
                                       Title:

                                    By:______________________________
                                       Name:
                                       Title:

                                    Metro Tower, Suite 1170
                                    950 Tower Lane
                                    Foster City, California 94404-2121
                                    Attention: Richard D. Paterson
                                    Telephone: (415) 286-2350
                                    Telecopy: (415) 286-2383

                                    CCFL SUBORDINATED DEBT
                                      FUND AND COMPANY,
                                      LIMITED PARTNERSHIP

                                    By: CCFL Mezzanine Partners of
                                         Canada Limited, as general partner

                                    By:______________________________
                                       Name:
                                       Title:

                                    70 University Avenue
                                    Suite 1450
                                    Toronto, Ontario, Canada
                                    M5J 2M4
                                    Attention: Robert Olsen
                                    Telephone: (416) 977-1450
                                    Telecopy: (416) 977-6764

                                    DOMTAR INDUSTRIES INC.

                                    By:______________________________
                                       Name:
                                       Title:

                                    c/o Domtar Inc.
                                    395 de Maisonneuve Blvd. West
                                    Montreal, Quebec, Canada
                                    H3A 1L6
                                    Attention: Pierre Fitzgibbon
                                    Telephone: (514) 848-5400
                                    Telecopy: (514) 848-5057

                                    ______________________________
                                    CLAUDE P. ARCAND

                                                                       EXHIBIT A

                            FORM OF EXERCISE NOTICE

                                 [INSERT DATE]


Panolam Industries International, Inc.
c/o Genstar Capital Partners II, L.P.
Metro Tower, Suite 1170
950 Tower Lane
Foster City, California 94404-2121

Attention: Daniel J. Boverman

                            Panolam Industries Ltd.
                            Option Exercise Notice
                            ----------------------

Ladies and Gentlemen:

          Reference is made to the stock option agreement, dated as of June 7, 1996 (as thereafter amended, supplemented or otherwise modified, the "Stock Option Agreement"; terms used and not otherwise defined herein are used herein as defined in the Stock Option Agreement), among Panolam Industries International, Inc., a corporation organized and existing under the laws of the State of Delaware ("Panolam International") and a direct wholly owned subsidiary of Panolam Industries Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware ("Panolam Holdings"); Genstar Capital Partners II, L.P., a limited partnership organized and existing under the laws of the State of Delaware; CCFL Subordinated Debt Fund and Company, Limited Partnership, a limited partnership organized and existing under the laws of the Province of Quebec; Domtar Industries Inc., a corporation organized and existing under the laws of the State of Delaware; and Claude P. Arcand.

          In accordance with Section 2 of the Stock Option Agreement, the undersigned hereby elect[s] to exercise the Option.

          The closing of the purchase of the Option Shares (the "Closing") will be held at your offices at Metro Tower, Suite 1170, 950 Tower Lane, Foster City, California 94404-2121, on [INSERT DATE]/1/, at [10:00 a.m.] local time.


_____________________
1 Such date shall be a Business Day not later than 60 days from the date of the Exercise Notice.

          At the Closing, the undersigned will [each] purchase its Pro Rata Portion of the Option Shares, as well as its Additional Pro Rata Portion of any Option Shares with respect to which the Other Grantees have not timely delivered a Purchase Notice.

          [Each of the] [The] undersigned hereby represents and warrants to Panolam International that:

               1. such Grantee holds, beneficially and of record, the number of Parent Shares indicated beneath such Grantee's name on the signature page to this option exercise notice, and that such shares represent the percentage of the total number of Parent Shares issued and outstanding on the date hereof indicated beneath such Grantee's name on the signature page to this option exercise notice;

               2. such Grantee understands that the Option Shares are being offered and sold without registration under the Securities Act in reliance upon the exemption provided in Section 4(2) of the Securities Act, and that such exemption depends in part upon, and such Shares are being sold in reliance on, the representations and warranties set forth in this option exercise notice;

               3. such Grantee has full power and authority to enter into this agreement, and that this agreement constitutes a valid and legally binding obligation of such Grantee, enforceable against it in accordance with its terms;

               4. such Grantee's Pro Rata Portion and Additional Pro Rata Portion, if any, of the Option Shares will be acquired for investment for such Grantee's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, such Grantee has no present intention of selling, granting any participation in, or otherwise distributing the same, and such Grantee does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of such Option Shares;

               5. such Grantee is an experienced investor in securities of companies and acknowledges that it can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Option Shares;

               6. such Grantee has not been organized for the purpose of acquiring the Shares;

               7. such Grantee understands that the Option Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from Panolam International in a transaction not involving a public offering and that under such laws and applicable regulations such shares may be resold without registration under the Securities Act only in certain limited circumstances;

               8. such Grantee is familiar with Commission Rules 144 and 144A, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act;

               9. such Grantee has had access to the management and records of the Company and has had an opportunity to ask questions of management of the Company regarding its business and affairs; and

               10. a copy of this option exercise notice has been delivered to each of the Other Grantees.

          Please acknowledge your understanding of the foregoing and your receipt of this option exercise notice by signing in the space provided below and returning to the undersigned a copy of this letter to the address indicated beneath its name below.

                                    Very truly yours,

                                    [LIST MAJORITY HOLDERS]

                                    By:______________________________
                                       Name:
                                       Title:

                                    [INSERT ADDRESS]
                                    Attention: [INSERT NAME]
                                    Telephone: .
                                    Telecopy: .

                                    Number of Parent Shares held:____

                                    Percent of outstanding Parent Shares:____

ACKNOWLEDGED on [INSERT DATE]:

PANOLAM INDUSTRIES
     INTERNATIONAL, INC.

By:______________________________
   Name:
   Title:

By:______________________________
   Name:
   Title:

                                                                       EXHIBIT B

                            FORM OF PURCHASE NOTICE

                                 [INSERT DATE]


Panolam Industries International, Inc.
c/o Genstar Capital Partners II, L.P.
Metro Tower, Suite 1170
950 Tower Lane
Foster City, California 94404-2121

Attention: Daniel J. Boverman

                            Panolam Industries Ltd.
                                Purchase Notice
                                ---------------

Ladies and Gentlemen:

          Reference is made to the stock option agreement, dated as of June 7, 1996 (as thereafter amended, supplemented or otherwise modified, the "Stock Option Agreement"; terms used and not otherwise defined herein are used herein as defined in the Stock Option Agreement), among Panolam Industries International, Inc., a corporation organized and existing under the laws of the State of Delaware ("Panolam International") and a direct wholly owned subsidiary of Panolam Industries Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware ("Panolam Holdings"); Genstar Capital Partners II, L.P., a limited partnership organized and existing under the laws of the State of Delaware; CCFL Subordinated Debt Fund and Company, Limited Partnership, a limited partnership organized and existing under the laws of the Province of Quebec; Domtar Industries Inc., a corporation organized and existing under the laws of the State of Delaware; and Claude P. Arcand.

          In accordance with Section 2 of the Stock Option Agreement, the undersigned hereby elects to join with the Majority Holders in the exercise of the Option.

          At the Closing, the undersigned will purchase its Pro Rata Portion of the Option Shares, as well as its Additional Pro Rata Portion of any Option Shares with respect to which the Other Grantees have not timely delivered a Purchase Notice.

          The undersigned hereby represents and warrants to Panolam International that:

               1. such Grantee holds, beneficially and of record, the number of Parent Shares indicated beneath such Grantee's name on the signature page to this option exercise notice, and that such shares represent the percentage of the total number of Parent Shares issued and outstanding on the date hereof indicated beneath such Grantee's name on the signature page to this purchase notice;

               2. such Grantee understands that the Option Shares are being offered and sold without registration under the Securities Act in reliance upon the exemption provided in Section 4(2) of the Securities Act, and that such exemption depends in part upon, and such Shares are being sold in reliance on, the representations and warranties set forth in this purchase notice;

               3. such Grantee has full power and authority to enter into this agreement, and that this agreement constitutes a valid and legally binding obligation of such Grantee, enforceable against it in accordance with its terms;

               4. such Grantee's Pro Rata Portion and Additional Pro Rata Portion, if any, of the Option Shares will be acquired for investment for such Grantee's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, such Grantee has no present intention of selling, granting any participation in, or otherwise distributing the same, and such Grantee does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of such Option Shares;

               5. such Grantee is an experienced investor in securities of companies and acknowledges that it can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Option Shares;

               6. such Grantee has not been organized for the purpose of acquiring the Shares;

               7. such Grantee understands that the Option Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from Panolam International in a transaction not involving a public offering and that under such laws and applicable regulations such shares may be resold without registration under the Securities Act only in certain limited circumstances;

               8. such Grantee is familiar with Commission Rules 144 and 144A, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act;

               9. such Grantee has had access to the management and records of the Company and has had an opportunity to ask questions of management of the Company regarding its business and affairs; and

               10. a copy of this purchase notice has been delivered to each of the Majority Holders and each of the Other Grantees.

          Please acknowledge your understanding of the foregoing and your receipt of this purchase notice by signing in the space provided below and returning to the undersigned a copy of this letter to the address indicated beneath its name below.

                                    Very truly yours,

                                    [OTHER GRANTEE]


                                    By: _______________________
                                        Name:
                                        Title:

                                    [INSERT ADDRESS]
                                    Attention: [INSERT NAME]
                                    Telephone: .
                                    Telecopy: .

                                    Number of Parent Shares held: _____________

                                    Percent of outstanding Parent Shares:______

ACKNOWLEDGED on [INSERT DATE]:

PANOLAM INDUSTRIES
     INTERNATIONAL, INC.

By: ______________________
    Name:
    Title:

By: ______________________
    Name:
    Title:

                                                                       EXHIBIT C

                       FORM OF ASSIGNMENT AND ACCEPTANCE

                                 [INSERT DATE]

[ASSIGNEE]
[INSERT ADDRESS]

Attention: [INSERT NAME]

Panolam Industries Holdings, Inc.
c/o Genstar Capital Partners II, L.P.
Metro Tower, Suite 1170
950 Tower Lane
Foster City, California 94404-2121

Attention: Daniel J. Boverman

                            Panolam Industries Ltd.
                           Assignment and Acceptance
                           -------------------------

Ladies and Gentlemen:

          Reference is made to the stock option agreement, dated as of June 7, 1996 (as thereafter amended, supplemented or otherwise modified, the "Stock Option Agreement"; terms used and not otherwise defined herein are used herein as defined in the Stock Option Agreement), among Panolam Industries International, Inc., a corporation organized and existing under the laws of the State of Delaware ("Panolam International") and a direct wholly owned subsidiary of Panolam Industries Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware ("Panolam Holdings"); Genstar Capital Partners II, L.P., a limited partnership organized and existing under the laws of the State of Delaware; CCFL Subordinated Debt Fund and Company, Limited Partnership, a limited partnership organized and existing under the laws of the Province of Quebec; Domtar Industries Inc., a corporation organized and existing under the laws of the State of Delaware; and Claude P. Arcand.

          1. The [INSERT ASSIGNOR NAME] (the "Assignor") hereby sells and assigns to [INSERT ASSIGNOR NAME] (the "Assignee"), and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Stock Option Agreement as of the date hereof.

          2. The Assignor represents and warrants as of the Effective Date (as defined below) that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any liens or encumbrances.

          3. The Assignee confirms that it has received a copy of the Stock Option Agreement and the Stockholders' Agreement.

          4. Following the execution of this assignment and acceptance by the Assignor and the Assignee, it will be delivered to Panolam Holdings for acceptance and recording in its records by the Panolam Holdings. The effective date of this assignment and acceptance shall be the date of acceptance thereof by Panolam Holdings (the "Effective Date").

          5. Upon such acceptance and recording by Panolam Holdings, as of the Effective Date, (i) the Assignee shall be a party to the Stock Option Agreement and, to the extent provided in this assignment and acceptance, have the rights and obligations of a Grantee thereunder and (ii) the Assignor shall, to the extent provided in this assignment and acceptance, relinquish its rights and be released from its obligations under the Stock Option Agreement.

          7. This assignment and acceptance shall be governed by, and construed in accordance with, the laws of the State of Delaware

          Please acknowledge your understanding of the foregoing and your receipt of this purchase notice by signing in the space provided below and returning to the undersigned a copy of this letter to the address indicated beneath its name below.

                                    Very truly yours,

                                    [ASSIGNOR]

                                    By: ________________________
                                        Name:
                                        Title:

                                    [INSERT ADDRESS]
                                    Attention: [INSERT NAME]
                                    Telephone:  .
                                    Telecopy:  .

                                    Number of Parent Shares held: _____________

                                    Percent of outstanding Parent Shares: _____

ACKNOWLEDGED AND AGREED
  on [INSERT DATE]:

[ASSIGNEE]

By: ___________________
    Name:
    Title:

ACCEPTED on this _____ day
  of __________ , ____

PANOLAM INDUSTRIES
  HOLDINGS, INC.

By: _________________________
    Name:
    Title:

By: _________________________
    Name:
    Title:

                   AMENDMENT NO. 1 TO STOCK OPTION AGREEMENT

TO: The parties to the Stock Option Agreement (the "Agreement") dated as of June 7, 1996 among Panolam Industries International, Inc., Genstar Capital Partners II, L.P. ("GCP II") and the other Parent Stockholders (as defined in the Agreement)

          In connection with (a) the refinancing of the credit facilities established under the Senior Credit Agreement and the Subordinated Credit Agreement; (b) the corporate reorganization pursuant to which all of the issued and outstanding shares of the Company were transferred to PII Third, Inc. ("Third Intermediate Parent"); and (c) the sale by CCFL to GCP II of all the Parent Shares owned by CCFL, the undersigned hereby amend the Agreement pursuant to Section 17 thereof as follows:

     (a) by replacing the name "Panolam International" in Sections 1 through 3 and 5 through 17 of the Agreement with "Third Intermediate Parent";

     (b)  by replacing clauses (i) and (ii) of Section 2(a) with the following:

               "(i) (A) the credit agreement dated as of November 19, 1997 (as amended, supplemented or otherwise modified from time to time, the "Senior Canadian Credit Agreement") among the Company, General Electric Capital Canada Inc. ("GE Canada") and certain other parties, (B) the credit agreement dated as of November 19, 1997 (as amended, supplemented or otherwise modified from time to time, the "Senior U.S. Credit Agreement") among Panolam Industries, Inc., General Electric Capital Corporation ("GE U.S.") and certain other parties, and (C) the note purchase agreement dated as of November 19, 1997 (as amended, supplemented or otherwise modified from time to time, the "Note Purchase Agreement") among Panolam Industries International, Inc. ("First Intermediate Parent"), GE U.S. and the Purchasers (as defined therein), (ii) any extension, renewal, refunding or refinancing of any indebtedness referred to in clause (i) of this Section, (the indebtedness in clauses (i) and (ii) of this Section being referred to collectively as the "Senior Debt")";

     (c) by deleting the phrase "together with copies of any additional financial information regarding the Company provided to CCFL during the immediately preceding 12- month period" in Section 2(c) of the Agreement;

     (d) by replacing the phrase "the Senior Credit Agreement, the Subordinated Credit Agreement or" with the phrase "(i) the Senior Canadian Credit Agreement (as the same may be amended, supplemented or otherwise modified from time to time or any extensions, renewals or refinancings of the foregoing), (ii) the Senior U.S. Credit Agreement (as the same may be amended, supplemented or otherwise modified from time to time or any extensions, renewals or refinancings of the foregoing) or Note Purchase Agreement (as the same may be amended, supplemented or otherwise modified from time to time or any extensions, renewals or refinancings of the foregoing) or (iii)" and replacing the phrase "Scotiabank, CCFL or Domtar U.S., respectively" with "GE Canada, GE U.S. or Domtar U.S., respectively, or the agent under any extension, renewal or refinancing of the Senior Debt" in Section 17;

     (e)  by adding the following as Section 18:

               "SECTION 18. Priority of Stock Pledges. The parties acknowledge that certain of the indebtedness referred to in Section 2(a) is secured, in part, by pledges of stock of First Intermediate Parent and its subsidiaries. The parties acknowledge, confirm and agree that (a) the Option is subject in all respects to the rights of each such pledgee, (b) no Parent Stockholder shall have or assert any rights (including, without limitation, any property rights) in respect of the Option Shares by virtue of this Agreement (or otherwise) for so long as any such pledge remains in effect and (c) the Option rights granted under this Agreement shall terminate automatically in the event that any such pledgee exercises its sale rights in accordance with the terms of any such pledge."; and

     (f) by deleting Section 6 in its entirety and replacing it with the following:

               "This Agreement shall be binding upon and inure solely to the benefit of the parties hereto, and each of the holders from time to time of the Parent Shares or the Senior Debt, and their respective successors and assigns. Nothing in this Agreement, whether express or implied, is intended to or shall confer upon any person other than the parties hereto, and each of the holders from time to time of the Parent Shares or the Senior Debt, and their respective successors and permitted assigns, any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement."

                            ______________________

          PII Third, Inc. hereby covenants and agrees that it shall perform, observe and be bound by the Agreement, as amended, from and after the date hereof.

          All terms used above that are defined in the Agreement have the respective meanings given to them in the Agreement.

          DATED the     day of November, 1997.


                                     PANOLAM INDUSTRIES
                                     INTERNATIONAL, INC.

                                     by /s/ SIGNATURE ILLEGIBLE
                                       --------------------------

                                       __________________________

                                     PII THIRD, INC.

                                     by /s/ SIGNATURE ILLEGIBLE
                                       --------------------------

                                       __________________________

                                     GENSTAR CAPITAL PARTNERS II, L.P.

                                     BY GENSTAR CAPITAL LLC,
                                        AS GENERAL PARTNER

                                        by /s/ SIGNATURE ILLEGIBLE
                                         ---------------------------

                                        ____________________________